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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 1995

                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-4300                  41-0747868
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)

                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 296-6000

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         In the fourth quarter of 1994, Apache Corporation ("Apache") entered into the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated December 21, 1994, among Apache, XPX Acquisitions, Inc. ("XPX"), and DEKALB Energy Company ("DEKALB"), providing for the merger of XPX into DEKALB (the "Merger") in a transaction by which DEKALB would be the survivor and would become a wholly owned subsidiary of Apache. Apache issued a press release, dated December 21, 1994, which is listed under Item 7 as Exhibit
99.1 and incorporated herein by reference. The Merger Agreement is listed under
Item 7 as Exhibit 2.1 is incorporated herein by reference.

         On May 17, 1995, the Merger was consummated shortly after the transaction was approved by DEKALB's stockholders. At year end 1994, DEKALB's reported oil and gas reserves, located almost entirely in western Canada, were estimated to be approximately 300 billion cubic feet of natural gas and 10.7 million barrels of hydrocarbon liquids. DEKALB also has approximately 150,000 net undeveloped mineral acres and has ownership interests in 14 gas processing plants, six of which it operates. The Merger provides Apache with (i) a substantial presence in North America's largest natural gas basin and the infrastructure, including skilled professionals, to conduct Canadian operations, and (ii) properties with significant potential for further development. Apache issued a press release, dated May 17, 1995, which is listed under Item 7 as
Exhibit 99.2 and incorporated herein by reference.

         Upon consummation of the Merger and pursuant to the Merger Agreement, each share of DEKALB Class A Stock, no par value, and each share of DEKALB Class B (nonvoting) Stock, no par value, then outstanding was converted into the right to receive .8764 share of Apache common stock, $1.25 par value, with any fractional shares paid in cash, without interest, based on $27.8875 per share of Apache common stock.

         Other than Apache's negotiations and discussions with representatives of DEKALB concerning the transaction described above, there are no material relationships between DEKALB and Apache or any of Apache's affiliates, officers or directors, or any associate of any officer or director of Apache.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         It is impracticable to file financial statements and pro forma financial information at this time. The Registrant will file such statements and information as soon as practicable. It is expected that such statements and information will be filed by amendment to this Form 8-K, on or before July 17, 1995.

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(c)      EXHIBITS.

EXHIBIT NO.                DESCRIPTION
- -----------                -----------
2.1                        Amended and Restated Plan of Merger among Apache, XPX
                           Acquisitions, Inc. and DEKALB, dated December 21,
                           1994 (incorporated by reference to Exhibit 2.1 to
                           Amendment No. 3 to Apache's Registration Statement on
                           Form S-4, Registration No. 33-57321, filed April 14,
                           1995).

23.1**                     Consent of Arthur Andersen LLP

23.2**                     Consent of Coopers & Lybrand

99.1                       Press Release, dated December 21, 1994, "Apache and
                           DEKALB to Merge" (incorporated by reference to Exhibit 99.2 to Registrant's Current Report on Form
                           8-K, dated December 21, 1994, SEC File No. 1-4300, filed December 29, 1994).

99.2*                      Press Release, dated May 17, 1995, "Apache and DEKALB
                           Complete Merger."

- ---------------
*filed herewith

**to be filed by amendment

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              APACHE CORPORATION

Date:  June 1, 1995                           /s/ Z. S. Kobiashvili
                                              ---------------------
                                              Z. S. Kobiashvili
                                              Vice President and General Counsel


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                                 EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
- -----------                -----------
2.1                        Amended and Restated Plan of Merger among Apache, XPX
                           Acquisitions, Inc. and DEKALB, dated December 21,
                           1994 (incorporated by reference to Exhibit 2.1 to
                           Amendment No. 3 to Apache's Registration Statement on
                           Form S-4, Registration No. 33-57321, filed April 14,
                           1995).

23.1**                     Consent of Arthur Andersen LLP

23.2**                     Consent of Coopers & Lybrand

99.1                       Press Release, dated December 21, 1994, "Apache and
                           DEKALB to Merge" (incorporated by reference to Exhibit 99.2 to Registrant's Current Report on Form
                           8-K, dated December 21, 1994, SEC File No. 1-4300, filed December 29, 1994).

99.2*                      Press Release, dated May 17, 1995, "Apache and DEKALB
                           Complete Merger."

- ---------------
*filed herewith
**to be filed by amendment